PROVIDENT BANCORP, INC.
                           DIVIDEND REINVESTMENT PLAN

1.   PURPOSE OF THE PLAN

     The purpose of the Dividend Reinvestment Plan (the "Plan") is to provide the stockholders of Provident Bancorp, Inc. with a convenient and economical method of investing cash dividends in additional shares of the common stock of Provident Bancorp, Inc.

2.   DEFINITIONS

     For purposes of the Plan, the following words or phrases shall have the meanings assigned to them below:

     (a) "Authorization Form" shall mean the form or other document designated by the Plan Administrator as the evidence of a stockholder's election to participate in the Plan.

     (b) "Company" shall mean Provident Bancorp, Inc.

     (c) "Dividend Payment Date" shall mean the payment date for dividends payable in cash by the Company on its Stock. If the Dividend Payment Date falls on a date when there is no trading, the Dividend Payment Date shall be the next trading day.

     (d) "Investment Date" shall mean the first business day following a Dividend Payment Date or as soon as practicable thereafter.

     (e) "Participant" shall mean a stockholder of record of the Company who has elected to participate in the Plan by delivering an executed Authorization Form to the Plan Administrator.

     (f) "Plan" shall mean the Provident  Bancorp,  Inc.  Dividend  Reinvestment
Plan.

     (g)  "Plan  Account"  shall  mean  the  account   maintained  by  the  Plan
Administrator for the benefit of a Participant.

     (h) "Plan Administrator" shall mean Registrar and Transfer Company, or such other independent agent as the Company may from time to time appoint to administer the Plan.

     (i) "Plan Shares" shall mean the shares of Stock that are held by the Plan Administrator for the benefit of the Participants in the Plan.

     (j) "Stock" shall mean the common stock, par value $0.01 per share, of the Company.


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3.   ADMINISTRATION

     The Plan shall be administered by the Plan Administrator. All Plan Shares will be registered in the name of the Plan Administrator (or its nominee), as agent of the respective Participants.

4.   PARTICIPATION

     Holders of record of no fewer than 100 shares of Stock of the Company are eligible to participate in the Plan, except as otherwise determined by the Board of Directors of the Company. The Board of Directors may refuse to offer the Plan to stockholders of the Company residing in any state which requires the registration or qualification of the Stock to be issued pursuant to the Plan, or exemption therefrom, if such registration, qualification or exemption results in undue burden or expense to the Company, as determined by the Board of Directors in its sole discretion.

     A beneficial owner of Stock whose shares are registered in a name other than his or her own may request their broker or nominee to transfer their shares into their own name or request that the broker or nominee enroll in the plan on their behalf by completing and signing an Authorization Form.

5.   ENROLLMENT

     A stockholder of record may enroll in the Plan by completing and signing an Authorization Form and returning it to the Plan Administrator. If an Authorization Form requesting reinvestment of dividends is received by the Plan Administrator no fewer than five (5) business days before the record date for an applicable Dividend Payment Date, reinvestment will commence with that dividend on the immediately following Investment Date. A stockholder of record may have dividends reinvested in the Plan with respect to less than all of the stock owned by the stockholder. However, a stockholder of record must enroll at least 100 shares in the Plan to become a Participant.

6.   PURCHASES

     Stock needed to fund the Plan may be: (i) acquired by the Plan Administrator on the open market; (ii) issued directly by the Company from authorized but unissued shares; (iii) issued directly by the Company from or treasury shares, or (iv) through a combination of (i) through (iii), above. Participants will be credited for whole and fractional Plan Shares in their Plan Accounts.

     Open market purchases under the Plan will be made during each calendar quarter on each Investment Date. Purchases of Stock will be made at the direction of the Plan Administrator or its selected broker/dealer. Such purchases will be made in accordance with applicable state and federal securities laws and regulations. No interest will be paid by the Plan Administrator on dividend payments pending their investment in Stock.

     The number of shares that will be purchased for each Participant on any Investment Date will depend on the amount of the Participant's cash dividend and the purchase price of the Stock.

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Each  Participant's  account  will be  credited  with that number of Plan Shares
(including fractional shares computed to four decimal places) equal to the total amount to be invested, divided by the applicable purchase price (also computed to four decimal places).

     In making purchases of Plan Shares for a Participant associated with each Investment Date, the Plan Administrator will commingle the Participant's funds with those of other Participants. The price of the Stock purchased for Participants with reinvested dividends on Stock for each Investment Date will be equal to the average price of all Stock purchased on the Investment Date by the Plan Administrator on behalf of the Plan. The Plan Administrator shall have no responsibility with respect to the market value of the Stock acquired under the Plan for Participants.

     To the extent the Company funds the Plan with Stock issued directly by the Company from authorized but unissued shares or shares, or treasury shares, the dividends payable to Participants will be retained by the Company as consideration for such Stock.

     Participants shall not be entitled to receive certificates for fractional shares of Stock. If after the issuance of a certificate, a Participant is entitled to fractional shares, that amount of cash equal to the market value of the fractional shares shall be returned to the Participant from the Company.

7.   DIVIDENDS

     Except as provided in Section 6, above with respect to Stock issued directly by the Company from authorized but unissued shares or shares, or treasury shares, as record holder of the Plan Shares held in a Participant's account under the Plan, the Plan Administrator will: (i) receive dividends on all Plan Shares held by it on each dividend record date, (ii) credit such dividends to each Participant's account in proportion to the number of whole or fractional shares held in each account, and (iii) automatically reinvest the dividends in shares of Stock in the manner as described in Section 6, above.

8.   COSTS

     Participants shall be responsible for all fees charged by the Plan Administrator relating to withdrawal from the Plan. If a Participant requests the Plan Administrator to sell his or her Plan Shares in the event of his or her withdrawal from the Plan or otherwise, the Participant will pay the applicable brokerage commission associated with the sale of such shares, any required transfer tax, and applicable service charges. The Company shall be responsible for paying all other fees charged by the Plan Administrator to administer the Plan. A Fee Schedule is attached hereto as Exhibit A; such fees may be changed from time to time without further notice.

9.   REPORTS TO PARTICIPANTS

     As soon as practicable after each purchase of Stock, the Plan Administrator will mail to each Participant for whose Plan Account a transaction has occurred under the Plan, a statement showing:

     (a)  the amount of any dividend applied toward such investment;

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     (b)  the taxes withheld, if any;

     (c)  the net amount invested;

     (d)  the number of Plan Shares purchased;

     (e)  the purchase price per share; and

     (f) the total Plan Shares accumulated under the Plan, computed to four (4) decimal places.

     Participants will also receive, from time to time, communications sent to all record holders of the shares of common stock.

     Each   Participant   will  receive   annually,   Internal  Revenue  Service
information for reporting dividend and other income received. Participants are urged to consult with their tax advisor.

10.  VOTING OF SHARES

     Shares credited to the account of a Participant under the Plan (other than fractional shares) will be automatically added to the shares covered by the proxy sent to the stockholder with respect to his or her other shares in the Company and may be voted by such holder pursuant to such proxy. The Plan Administrator will forward any proxy solicitation materials relating to Plan Shares to the participating stockholder.

     Where no instructions are received from a Participant with respect to a Participant's Plan Shares, or otherwise, such shares shall not be voted unless the Participant votes such shares in person.

11.  WITHDRAWAL OF SHARES IN PLAN ACCOUNTS BY ISSUANCE OF CERTIFICATES

     All Plan Shares will be registered in the name of the Plan Administrator or its nominee, as agent for the Participants. Certificates in exchange for Plan Shares will not be issued to Participants unless requested in writing. Participants may withdraw all or a portion of the Plan Shares in their accounts by notifying the Plan Administrator in writing to that effect and by specifying in the notice the number of shares to be withdrawn. Certificates for any number of whole Plan Shares will be issued to a Participant within fifteen (15) calendar days of receipt of a written request to the Plan Administrator signed by the Participant. Any remaining Plan Shares will continue to be held by the Plan Administrator as the agent for the Participant. Certificates for fractional shares will not be issued under any circumstances. Any notice of withdrawal after a dividend record date will not be effective until dividends paid for the applicable Dividend Payment Date have been reinvested and the shares credited to the Participant's account.

     Certificates issued to Participants will be registered in the name or names in which the Participant's account is maintained. The original Authorization Form election for Plan

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participation  will  remain  in  effect  for  the  certificated   shares.  If  a
Participant requests a certificate to be registered in a name other than that shown on the account, such request must be signed by all persons in whose name the account is registered and be accompanied by such other documentation as the Plan Administrator may reasonably require.

12.  SALE OF SHARES FROM PLAN ACCOUNTS

     A Participant may request that any or all of their Plan Shares be sold by the Plan Administrator. If such sale is requested, the sale will be made for the account of the Participant by the Plan Administrator's broker within ten business days after receipt of the request at the prevailing market price at the time of such sale. Within ten business days after the sale, the Participant will receive from the Plan Administrator a check for the proceeds of the sale less the $15 liquidation fee, any applicable brokerage commission and any transfer tax.

     The signature on any request for sales in excess of $10,000 or higher must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program.

13.  TERMINATION OF PARTICIPATION

     Participation in the Plan may be terminated by a Participant at any time by giving written notice to the Plan Administrator. Within fifteen (15) calendar days after the date on which such notice is received by the Plan Administrator, the Plan Administrator will deliver to the Participant (a) a certificate for all whole Plan Shares held under the Plan, and (b) a check representing amounts due on fractional shares based on the closing price quoted by the NASDAQ National Market on the date prior to the date on which the termination is processed by the Plan Administrator. The Company, in its sole discretion, may at any time by notice in writing mailed to a Participant, terminate a Participant's interest in the Plan, in which case the Participant shall be treated as though he had terminated participation in the Plan as of the date of mailing of the notice. In the event that the number of Plan Shares held by a Participant falls below 100 shares of Stock, Plan participation will be automatically terminated.

     Upon withdrawal from the Plan, the Participant may also request that all of their Plan Shares be sold by the Plan Administrator. If such sale is requested, the sale will be made for the account of the Participant by a the Plan Administrator's broker within ten business days after receipt of the request at the prevailing market price at the time of such sale. Within ten business days after the sale, the Participant will receive from the Plan Administrator a check for the proceeds of the sale less the $15 liquidation fee, any applicable brokerage commission and any transfer tax.

14.  STOCK DIVIDENDS, STOCK SPLITS, RIGHTS OFFERINGS

     Any additional Stock resulting from a stock dividend or stock split by the Company on the Plan Shares of a Participant shall be added to the Plan Account as additional Plan Shares.

     In the event of a rights offering by the Company, Participants in the Plan will be notified by the Company in advance of the commencement of the rights offering. Participants should

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instruct  the Plan  Administrator  to transfer  whole Plan shares into their own names prior to the record date for such offering if they wish to exercise such rights. If no such instructions are received by the Plan Administrator prior to the record date for such offering, then such rights shall terminate with respect to both the Participant and the Plan Administrator.

15.  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Company, may amend, supplement, suspend, modify or terminate the Plan at any time without the approval of the Participants. Thirty (30) calendar days notice of any suspension, termination or amendment that would have a material adverse effect on the Participants' rights hereunder shall be sent to all Participants, who shall in all events have the right to withdraw from the Plan in accordance with Section 11 hereof.

16.  INTERPRETATION OF THE PLAN

     The Plan, the Authorization Form and the Participant's accounts shall be governed by and construed in accordance with the laws of the State of New York and applicable state and federal securities laws. Any question of interpretation arising under the Plan shall be determined by the Board of Directors of the Company pursuant to applicable federal and state law and the rules and regulations of all regulatory authorities. Such determination shall be final and binding on all Participants. The Company may adopt rules and regulations at any time to facilitate the administration of the Plan.

17.  RESPONSIBILITIES OF THE COMPANY AND THE PLAN ADMINISTRATOR

     Neither the Company nor the Plan Administrator shall be liable for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability arising out of (a) failure to terminate a Participant's account upon such Participants death and (b) the prices at which shares are purchased or sold, or the times when purchases or sales are made.
Neither the company nor the Plan Administrator shall be liable for any consequential damages arising from any action taken or omission made in the creation and/or administration of the Plan.


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                                    Exhibit A


                                  FEES SCHEDULE

                          DIVIDEND REINVESTMENT PROGRAM


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Per change in account, e.g., request for periodic issuance
  of certificates                                                        $ 10.00
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Per new certificate issued (if requested by participant)                 $ 10.00
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Per withdrawal from or termination of account in Plan                    $ 10.00
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Per sale of securities from Plan                                         $ 15.00
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Participants also pay the applicable  brokerage  commission  associated with the sale of shares, any required transfer tax, and applicable service charges